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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


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                         DATE OF REPORT: APRIL 18, 2001
                       (DATE OF EARLIEST EVENT REPORTED)


                       COMMISSION FILE NUMBER ______________


                           HANMI FINANCIAL CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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                   DELAWARE                          95-4788120

          (STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER
           INCORPORATION OR ORGANIZATION)       IDENTIFICATION NUMBER)

            3660 WILSHIRE BOULEVARD SUITE PH-A LOS ANGELES, CA 90010
                                    (213) 382-2200

         (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) At its board meeting on July 22, 1998, the Board of Directors of Hanmi Financial Corporation, engaged the accounting firm of Deloitte & Touche, LLP., as independent accountants for the Registrant for 1998, 1999, and 2000.

        At its meeting on April 11, 2001, Hanmi Financial Corporation's Audit Committee approved the terminations of the Hanmi Financial Corporation's relationship with Deloitte & Touche, LLP as the Hanmi Financial Corporation's independent auditors.

(b) During the two most recent fiscal years and interim period subsequent to March 31, 1998, there have been no disagreements with Deloitte & Touche, LLP., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures or any reportable events.

(c) Deloitte & Touche, LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(d) The Registrant has requested that Deloitte & Touche, LLP., furnish it with a letter addressed to the SEC stating whether it agrees with the above statements.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           HANMI FINANCIAL CORPORATION



                                           By: /s/ YONG KU CHOE
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                                                   Yong Ku Choe,
                                                   Senior Vice President and
                                                   Chief Financial Officer